Fees Summary	Oct. 30, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 538,876,668
Previously Paid Amount	0
Total Fee Amount	82,502.02
Total Offset Amount	0
Net Fee	$ 82,502.02